                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

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                            THE RYLAND GROUP, INC.
                            ----------------------
                 (Name of Registrant as Specified in Charter)

                             THE RYLAND GROUP, INC.
                             ----------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                             THE RYLAND GROUP, INC.
                       21800 Burbank Boulevard, Suite 300
                        Woodland Hills, California 91367

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     Notice is given  that the  Annual  Meeting  of  Stockholders  of The Ryland
Group,  Inc. will be held at The  Ritz-Carlton,  4375 Admiralty Way,  Marina del
Rey,  California,  on April  26,  2000,  at 9:00  a.m.,  Pacific  Time,  for the
following purposes:

     1. To elect  eight  Directors  to serve  until the next  Annual  Meeting of
        Stockholders and until their  successors are elected and shall qualify.

     2. To approve the 2000 Non-Employee Director Equity Plan.

     3. To act upon other business properly brought before the meeting.

     Stockholders  of record at the close of business on February 17, 2000,  are entitled to vote at the meeting or any adjournment thereof. Please date and sign the  enclosed  proxy  and  return  it in the  accompanying  postage-paid  return envelope.  You may revoke your proxy at any time prior to its exercise by filing with the  Secretary of the  Corporation  an  instrument  of revocation or a duly executed proxy bearing a later date. Your proxy may also be revoked by attending the meeting and voting in person.

                                   By Order of the Board of Directors

                                   /s/ Timothy J. Geckle

                                   Timothy J. Geckle
                                       Secretary

March 15, 2000

                                PROXY STATEMENT

     The  enclosed  proxy is being  solicited  by The Ryland  Group,  Inc.  (the
"Corporation")  for use at the Annual Meeting of Stockholders on April 26, 2000.
This Proxy  Statement and proxy are first being  distributed to  stockholders on approximately  March 15, 2000. The Annual Report of the Corporation for the year ended December 31, 1999,  including financial statements and accompanying notes, is enclosed with this Proxy  Statement.  A proxy may be revoked by a stockholder at any  time  prior  to  its  exercise  by  filing  with  the  Secretary  of the
Corporation an instrument of revocation or a duly executed proxy bearing a later date.  It may also be revoked by  attendance at the meeting and election to vote in person.

     The  election of  Directors  requires a plurality  of the votes cast with a quorum present. For the election of Directors,  abstentions and broker non-votes are not votes cast and have no effect on the plurality vote required.

     The approval of the 2000  Non-Employee  Director  Equity Plan  requires the affirmative  vote of a  majority  of the votes cast in person or by proxy with a quorum present.  Abstentions and broker  non-votes will not be considered  votes cast for the foregoing purpose.

     The  Corporation  will  utilize  the  services  of  ChaseMellon  Consulting
Services in the  solicitation of proxies for this Annual Meeting of Stockholders for a fee of $5,000 plus expenses.  The  Corporation may also solicit proxies by mail, personal interview or telephone by officers and other management employees of the  Corporation,  who will  receive  no  additional  compensation  for their services.  The cost of  solicitation  of  proxies  is borne by the  Corporation.
Arrangements  will be made by the  Corporation  for the forwarding to beneficial owners, at the Corporation's expense, of soliciting materials by brokerage firms and others.

     Only  stockholders  of record at the close of business on February 17, 2000 are  entitled  to vote at the  meeting  or any  adjournment  thereof.  The  only outstanding  securities of the  Corporation  entitled to vote at the meeting are shares of Common Stock and shares of ESOP Series A Convertible  Preferred Stock.
The holders of Preferred Stock vote together with the holders of Common Stock as one class.  There were 13,555,560  shares of Common Stock  outstanding as of the close of business on February 17, 2000.  There were 341,206  shares of Preferred
Stock  outstanding  as of the close of business on February  17,  2000.  Neither
Common Stock nor Preferred Stock has cumulative voting rights. Holders of Common
Stock and Preferred Stock are entitled to one vote per share on all matters.

                             ELECTION OF DIRECTORS

     All  Directors  (eight in number) are  proposed for election to hold office until the next  Annual  Meeting  of  Stockholders  and until  the  election  and qualification of their successors. The proxies solicited, unless directed to the contrary, will be voted FOR the eight persons named below.

     Management has no reason to believe that any nominee is unable or unwilling to serve as a  Director;  but if that  should  occur for any  reason,  the proxy holders reserve the right to vote for another person of their choice.

Name, Age and
Year in which
First Elected
a Director               Principal Occupation for Five Prior Years and Other Information
----------               ---------------------------------------------------------------

R. Chad Dreier           Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation.
   52 (1993)

Leslie M. Frecon         President, L Frecon Enterprises; Senior Vice President, Corporate Finance, of General Mills
   46 (1998)             Inc., until 1998; Director of The Resource Companies.

William L. Jews          President and Chief Executive Officer of CareFirst, Inc.; President and Chief Executive
   48 (1994)             Officer of Blue Cross Blue Shield of Maryland, Inc., until 1998; Director of Crown Central
                         Petroleum Corp., Federal Reserve Bank of Richmond and MuniMae.

William G. Kagler        Chairman of the Executive Committee and Director of Skyline Chili, Inc., until 1995; Retired
   67 (1985)             President of The Kroger Company; Director of Fifth Third Bankcorp and Union Central Life
                         Insurance Co.

Robert E. Mellor         President,  Chief Executive  Officer and Director of Building  Materials Holding
   56 (1999)             Corporation;  Of Counsel,  Gibson,  Dunn and Crutcher,  LLP (Law Firm) until 1997;
                         Director of Coeur d'Alene Mines Corporation.

Charlotte St. Martin     Executive Vice President of Loews Hotels;  President and Chief Executive Officer
   54 (1996)             of Loews Anatole Hotel, until 1995; Director of Gibson Greetings, Inc.

Paul J. Varello          Chairman and Chief Executive Officer of American  Ref-Fuel Company;  Director of
   56 (1999)             Integrated Waste Services Association.

John O. Wilson           Chief Operating  Officer,  Investment Policy Committee,  SDR Capital  Management
   61 (1987)             Group,  San  Francisco;  Senior  Fellow,  Berkeley  Roundtable on  International
                         Economics (BRIE),  University of  California-Berkeley;  Executive Vice President
                         and Chief  Economist  of Bank of America  Corporation,  until 1998;  Director of
                         Calpine  Corporation,  California  Council on Science and  Technology and Public
                         Policy Institute of California.

THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  STOCKHOLDERS  VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.
THE ELECTION OF THE NOMINEES  REQUIRES A PLURALITY OF THE VOTES CAST WITH A QUORUM PRESENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the  Corporation,  the only  beneficial  owners of more than 5 percent of the  outstanding  shares of Common  Stock,  as of February 17,
2000, are as follows:

                                               Amount and Nature
Name and Address                            of Beneficial Ownership     Percent of Class
----------------                            -----------------------     ----------------

The Prudential Insurance                         1,474,825 (1)                10.9
Company of America
751 Broad Street
Newark, NJ 07102-3777

Dimensional Fund Advisors                          936,164 (2)                 6.9
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(1)  According to Schedule 13G dated January 31, 2000, filed with the Securities and Exchange  Commission,  6,800 of these shares are owned with sole voting and sole  dispositive  power,  and 1,468,025 of these shares are owned with shared voting and shared dispositive power.

(2)  According to Schedule 13G dated February 4, 2000, filed with the Securities and Exchange Commission, all of these shares are owned with sole voting and sole dispositive power.

     The  Corporation's  Retirement  Savings  Opportunity Plan is the beneficial
owner  of  341,206  shares  of  ESOP  Series  A  Convertible   Preferred   Stock
representing  100 percent of the  outstanding  shares of Preferred  Stock of the
Corporation.  All of these  shares  are owned  with  shared  voting  and  shared dispositive power. The address of the Retirement Savings Opportunity Plan is c/o
Vanguard Fiduciary Trust Company, 100 Vanguard Boulevard, Malvern, PA 19355.

     The  following  table sets forth,  as of February 17,  2000,  the number of shares of Common Stock of the Corporation beneficially owned by the Directors of the Corporation,  nominees for Director, each of the executive officers named in the Summary Compensation Table, and by the Directors and executive officers as a group:

                                                                    Number of Shares
            Name                                                 Beneficially Owned (1)
            ----                                                 ---------------------
     R. Chad Dreier ..............................................       525,484
     Leslie M. Frecon ............................................         2,870
     William L. Jews .............................................         8,080
     William G. Kagler ...........................................        18,180
     Robert E. Mellor ............................................         1,901
     Charlotte St. Martin ........................................         5,078
     Paul J. Varello .............................................            36
     John O. Wilson ..............................................        12,203
     John M. Garrity .............................................        63,727
     Frank J. Scardina ...........................................        77,070
     Daniel G. Schreiner .........................................        15,101
     Kipling W. Scott ............................................        74,515
     Michael D. Mangan (2) .......................................       115,229
     Directors and executive officers as a group (15 persons) ....     1,003,655

(1)  With the exception of Mr. Dreier,  no other Director,  nominee or executive officer  beneficially  owns  more  than  1  percent  of  the  Corporation's outstanding  Common Stock. Mr. Dreier  beneficially owns 3.9 percent of the outstanding  Common  Stock  of the  Corporation.  Directors,  nominees  and executive  officers  as  a  group  beneficially  own  7.4  percent  of  the outstanding Common Stock of the Corporation. All of the shares in the table are owned individually with sole voting and sole dispositive power.

     Includes  shares subject to stock options which may be exercised  within 60 days of February 17, 2000, as follows:  Mr.  Dreier,  400,000  shares;  Ms.
     Frecon, 2,000 shares; Mr. Jews, 6,000 shares; Mr. Kagler, 7,100 shares; Ms.
     St. Martin,  4,000 shares; Mr. Wilson,  7,100 shares;  Mr. Garrity,  59,750 shares;  Mr. Scardina,  70,950 shares;  Mr. Schreiner,  14,850 shares;  Mr.
     Scott,  70,350  shares;  Mr.  Mangan,  109,750  shares;  and  Directors and executive officers as a group, 830,600 shares.

     Includes shares subject to restricted  stock units for Mr. Dreier of 75,000 shares.

     Does not include shares of ESOP Series A Convertible  Preferred Stock which have been  allocated  to  participants'  accounts  under the  Corporation's
     Retirement Savings Opportunity Plan as follows: Mr. Dreier, 733 shares; Mr.
     Garrity,  610 shares; Mr. Scardina,  735 shares; Mr. Scott, 604 shares; Mr.
     Mangan, 686 shares; and executive officers as a group, 5,937 shares.

(2)  Mr. Mangan resigned as Executive Vice President and Chief Financial Officer
     in September 1999.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During 1999,  the Board of Directors  held seven  meetings.  All  Directors attended at least 75 percent of the  meetings of the Board of  Directors  and of the  committees of the Board of Directors on which they served during 1999.  The
Board of  Directors  of the  Corporation  has Audit,  Compensation,  Finance and
Nominating and Governance Committees.

     The Audit  Committee  of the Board of  Directors  is composed of  Directors
Frecon and  Mellor.  The Audit  Committee  reviews the  Corporation's  financial statements  and  reports,  the  audit  services  provided  by the  Corporation's independent  public  accountants and the reports of the  Corporation's  internal auditors. During 1999, four meetings of the Audit Committee were held.

     The  Compensation  Committee  of  the  Board  of  Directors  determines  or recommends  the amount and form of  compensation  awarded and paid to  executive
officers  and  key  employees  of  the   Corporation   as  well  as  awards  and
distributions  under  the  Corporation's  compensation  plans.  Directors  Jews,
Kagler,  Mellor  and  St.  Martin  serve  as  its  members.   During  1999,  the
Compensation Committee held five meetings.

     The Finance  Committee  of the Board of  Directors is composed of Directors
Frecon,  Mellor and Wilson.  The Finance  Committee  reviews  and  monitors  the financial  plans and  capital  structure  of the  Corporation.  There were three meetings of the Finance Committee during 1999.

     The  Nominating  and  Governance  Committee  recommends  to  the  Board  of
Directors  candidates to fill  vacancies on the Board and makes  recommendations about the composition of the Board's committees.  Directors Jews, Kagler and St.
Martin are the members of the Nominating and  Governance  Committee,  which held two meetings during 1999. The Nominating and Governance  Committee will consider nominees  suggested  by  stockholders  for  election to the Board of  Directors.
Recommendations   by  stockholders   are  forwarded  to  the  Secretary  of  the
Corporation  and should  identify  the nominee by name and  provide  information about the nominee's background and experience.

                           COMPENSATION OF DIRECTORS

     Each  Director  who is not an  employee  receives an annual fee of $45,000;
half of this amount is paid in cash and half is paid in the Corporation's Common
Stock. Each non-employee  Director is paid an additional $1,500 in cash for each meeting  attended of the Board of Directors  and of  committees  of the Board of
Directors, with the exception of the Committee Chairperson who is paid $2,000 in cash.  A Director may elect to have all or any part of the fees  deferred  under the Corporation's  Executive and Director Deferred Compensation Plan. Under this
Plan,  amounts  elected to be deferred are not  included in a  Director's  gross income for income tax  purposes  until  actually  distributed  to the  Director.
Directors  who  are  employees  of the  Corporation  do not  receive  additional compensation for service on the Board of Directors. During 1999, the Corporation
donated $20,000 for each Director to charitable  organizations  on behalf of and as designated by each individual Director.

     The Corporation  maintains a Non-Employee  Director Equity Plan pursuant to which  non-employee  Directors receive stock options.  On December 31, 1999, the
Corporation  granted  each  non-employee  Director an option to  purchase  1,000 shares of Common  Stock at an  exercise  price of  $23.0625  per share  with the exception of Directors  Mellor and Varello who received  their initial option to purchase  2,000  shares of Common  Stock at an exercise  price of  $23.0625  per share.  The exercise  price was the market price of the Common Stock on the date of grant.  Stock options fully vest and become  exercisable six months after the date of grant. Options are not exercisable after 10 years from the date of grant or three  years  after  the  date of  termination  of  service  on the  Board of
Directors.

          1999 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation  Committee is comprised of four independent,  non-employee directors.  The  Compensation  Committee  approves  the design of,  assesses the effectiveness of, and administers executive  compensation programs in support of stockholder interests.  The Compensation Committee also reviews and approves all salary arrangements and other compensation for executive officers, including the
Chief Executive Officer,  evaluates executive  performance and considers related matters.

     The  Corporation's  mission  is to  become  a  leader  in the  homebuilding industry,  optimize  the  strength  of  its  mortgage  operations  and  maximize stockholder value. To accomplish these objectives, the Corporation is pursuing a comprehensive business strategy that emphasizes earnings per share and return on stockholders' equity. The Compensation  Committee is committed to implementing a compensation  program which  furthers the  Corporation's  mission.  This program adheres to the following  compensation policies which are intended to facilitate the achievement of the Corporation's business strategies:

     o    All  executive  officers',  including the Chief  Executive  Officer's, compensation  programs should emphasize the  relationship  between pay and performance by including  variable,  at-risk  compensation that is dependent upon the level of success in meeting specified financial and operational goals.

     o    A portion of total  compensation  should be comprised of  equity-based
          pay  opportunities.   Encouraging  a  personal   proprietary  interest
          provides  a close  identification  with  the  Corporation  and  aligns executive officers' interests with those of stockholders.  This policy promotes a continuing focus on building  profitability and stockholder value.

     o    Compensation opportunities should enhance the Corporation's ability to
          attract,   retain  and  encourage  the  development  of  exceptionally knowledgeable  and  experienced  executives  upon whom the  successful operation and management of the Corporation depend.

Components of Compensation

     The  Compensation  Committee  relates  total  compensation  levels  for the
Corporation's  Chief  Executive  Officer  and other  executive  officers  to the compensation paid to executives of a peer group of companies. This peer group is comprised of large national  homebuilding  companies,  which include many of the same companies within the Dow/Home  Construction  Index in the Performance Graph
included in this Proxy Statement.  However, the Compensation  Committee believes that the  Corporation's  competitors  for  executive  talent also include  other companies not included in this Index.  Therefore,  the Committee reviews general industry  survey data on  companies of  comparable  revenue size and reviews and approves the selection of companies used for compensation comparison purposes.

     The key elements of the Corporation's  executive  compensation  program are base salary, annual incentives and long-term incentive  compensation.  These key elements are  addressed  separately  below.  In  determining  each  component of
compensation,   the  Compensation   Committee   considers  all  elements  of  an
executive's total compensation package.

Base Salary

     The Compensation  Committee regularly reviews each executive's base salary.
Base salaries are targeted at median  competitive levels and are adjusted by the
Compensation Committee to recognize varying levels of responsibility, experience and breadth of  knowledge,  internal  equity  issues,  as well as  external  pay practices.  Increases  to base  salaries  are  driven  primarily  by  individual performance.  Individual  performance  is  evaluated  based on the  Compensation
Committee's  judgement of sustained  levels of  individual  contribution  to the
Corporation.

     In  accordance  with his  employment  agreement  dated April 21, 1999,  Mr.
Dreier,  Chairman  of the Board of  Directors,  President  and  Chief  Executive
Officer of the Corporation, receives a base salary of $750,000.

Annual Incentives

     The annual incentive program promotes the Corporation's pay-for-performance philosophy by providing the Chief Executive Officer and other executive officers with direct  financial  incentives in the form of annual cash bonuses to achieve corporate,  business  unit and, in some  cases,  individual  performance  goals.
Annual bonus opportunities  allow the Corporation to communicate  specific goals that are of primary importance during the coming year and to motivate executives to achieve these goals.

     Bonus opportunities are set at median competitive levels for the peer group of  companies.  The  various  bonus  plans are  designed  to incent  and  reward above-average performance from the executives and their business units.

     Under the terms of his  employment  agreement  dated  April 21,  1999,  Mr.
Dreier  is  eligible  for an  annual  cash  bonus  equal to 1.0  percent  of the consolidated  pretax income of the Corporation that is equal to or less than the prior  year's  amount,  plus 1.5  percent of the amount of  consolidated  pretax income that exceeds the prior  year's  amount,  as adjusted by the  Compensation
Committee to  eliminate  the effect of unusual  items.  In  accordance  with his employment agreement, Mr. Dreier received an annual cash bonus of $1,314,350 for
1999.

     Eligible executives on the corporate staff are assigned target bonus levels ranging  from 25 to 60 percent of base  salary.  Bonuses are earned based on the extent to which pretax income goals established at the beginning of the year are achieved.  Executives in the Corporation's  homebuilding and mortgage operations receive  bonuses based on a percentage of the pretax  earnings of their business units, with no minimum or maximum bonus amounts.

Long-Term Incentives

     In  keeping  with  the   Corporation's   commitment   to  provide  a  total
compensation  package which includes  at-risk  components,  long-term  incentive compensation  comprises  a  significant  portion of the value of an  executive's total compensation package.

     When awarding long-term incentives, the Compensation Committee considers an executive's level of responsibility,  prior compensation experience,  historical award data,  individual  performance criteria and the compensation  practices at peer group  companies.  Long-term  incentives  are in the form of stock options, restricted stock units and cash.

     Stock Options

     Stock options are granted at an option price which is the fair market value of the Common Stock on the date of grant. Accordingly,  stock options have value only if the stock price  appreciates.  This  design  focuses  executives  on the creation of  stockholder  value over the long term. The size of the award can be adjusted based on individual factors and historical award data.

     On April 21, 1999, Mr. Dreier received  options to purchase  200,000 shares of the Common Stock of the Corporation at an exercise price of $25.50 per share.
This option  grant was  determined  based on the median  competitive  levels for chief executive officers of peer group companies.

     TRG Incentive Plan

     The TRG  Incentive  Plan  provides  for awards  based on the  Corporation's financial  performance  during the year. Each year, the  Compensation  Committee establishes  maximum  award  levels  for  each  executive  officer  based  on  a percentage of the  executive's  base salary.  Executives can earn cash or common stock awards based on the extent to which  pre-established  financial  goals are achieved by the  Corporation.  Awards are  payable in cash or common  stock with vesting occurring over three years.

     The  Compensation  Committee  believes that the TRG Incentive Plan provides executives with an immediate link to the interest of stockholders,  focuses them on company-wide  performance and provides  incentives that are longer-term  than annual  bonuses but less  remote  than  retirement  benefits.  The  Compensation
Committee  believes that the TRG Incentive  Plan will enhance the  Corporation's ability  to  maintain  a stable  executive  team  focused  on the  Corporation's long-term success.

     For 1999, the  Compensation  Committee  designated  return on stockholders'
equity as the  performance  measure  for the TRG  Incentive  Plan.  Based on the
Corporation's performance in 1999, which exceeded the targeted return on equity, the  Compensation  Committee  determined  that the TRG Incentive Plan awards for
1999 were 153.75 percent of the target award value.

     A target award value for 1999 of 120 percent of base salary was established by the  Compensation  Committee  for  Mr.  Dreier.  Based  on the  Corporation's
performance in 1999,  which exceeded the targeted  return on equity  performance measure, Mr. Dreier received a TRG Incentive Plan award of $1,383,750.

Retirement Plans

     The Corporation does not sponsor a defined benefit retirement plan but does provide  executives  with the ability to accumulate  retirement  assets  through defined contribution plans.  Executive officers participate in the Corporation's
Retirement Savings Opportunity Plan up to the statutory limits. Because of these statutory limits,  the Corporation also offers executive officers the ability to defer additional pay and to receive corresponding company-matching contributions through the Executive and Director Deferred Compensation Plan.

Policy with Respect to the $1 Million Deduction Limit

     It is the policy of the Compensation  Committee to continually evaluate the qualification  of compensation  for exclusion from the $1 million  limitation on corporate tax deductions  under Internal  Revenue Code Section 162(m) as well as other sections of the Internal  Revenue Code, while  maintaining  flexibility to take  actions  which it deems to be in the interest of the  Corporation  and its stockholders which may not qualify for tax deductibility.

Conclusion

     The Compensation  Committee believes these executive  compensation policies and  programs  serve  the  interests  of the  stockholders  and the  Corporation
effectively.   The  various  compensation  vehicles  offered  are  appropriately balanced to provide  increased  motivation  for  executives to contribute to the
Corporation's  overall  future  success,  thereby  enhancing  the  value  of the
Corporation for the stockholders' benefit.

     The  Compensation  Committee will continue to monitor the  effectiveness of the  Corporation's  total  compensation  program to meet the  current and future needs of the Corporation.

   Compensation Committee of the Board of Directors
        William L. Jews
        William G. Kagler
        Robert E. Mellor
        Charlotte St. Martin

                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation           Long-Term Compensation
                              -----------------------------------  -----------------------
                                                                             Awards
                                                                   ------------------------
                                                           Other      Restricted Securities
                                                           Annual        Stock   Underlying  All Other
Name and Principal Position  Year   Salary    Bonus(c) Compensation(d) Awards(e)  Options   Compensation (f)
------------------------------------------------------------------------------------------------------
Mr. Dreier - Chairman of     1999  $750,000  $1,775,554  $155,475     $1,147,500   200,000  $1,141,505
the Board of Directors,      1998  $700,000  $1,119,773  $ 10,147     $  281,185         0  $  361,898
President and Chief          1997  $655,000  $  586,943  $  7,291     $  701,646   190,000  $  199,642
Executive Officer of The
Ryland Group, Inc.

Mr. Garrity - Senior Vice    1999  $240,385  $  788,780  $      0     $        0    20,000  $  216,223
President of The Ryland      1998  $230,000  $  483,485  $      0     $   64,651    35,000  $   95,688
Group, Inc.; President of    1997  $220,000  $  271,994  $      0     $   28,741    15,000  $   47,401
the South Region of
Ryland Homes

Mr. Scardina - Senior Vice   1999  $260,385  $  551,622  $      0     $        0    20,000   $ 245,705
President of The Ryland      1998  $250,000  $  713,618  $      0     $   70,282    35,000   $  95,165
Group, Inc.; President       1997  $240,000  $  393,747  $      0     $   31,349    15,000   $  54,097
of the West Region of
Ryland Homes

Mr. Schreiner - Senior       1999  $220,385  $  418,492  $ 17,462     $        0    15,000   $ 227,904
Vice President of The        1998  $130,769  $  200,759  $ 15,158     $   25,728    30,000   $  62,416
Ryland Group, Inc.;
President of Ryland
Mortgage Company (a)

Mr. Scott - Senior Vice      1999  $240,385  $  741,738  $      0     $        0    20,000   $ 215,013
President of The Ryland      1998  $230,000  $  480,624  $      0     $   64,651    35,000   $  92,719
Group Inc.; President        1997  $209,231  $  224,193  $ 16,960     $   26,132    15,000   $  93,895
of the North Region of
Ryland Homes

Mr. Mangan - Former          1999  $339,989  $  764,210  $      0     $        0    20,000   $  43,120
Executive Vice President     1998  $325,000  $  409,106  $      0     $  104,441    35,000   $ 141,490
and Chief Financial          1997  $312,000  $  280,590  $      0     $   46,577    20,000   $  78,119
Officer of The Ryland
Group, Inc. (b)
---------------

(a)  Mr.  Schreiner  joined the Corporation and was elected  President of Ryland
     Mortgage Company in May 1998.

(b)  Mr. Mangan resigned as Executive Vice President and Chief Financial Officer
     in September 1999.

(c)  Includes  bonuses for 1999,  1998, and 1997, which were paid in 2000, 1999, and 1998, respectively.

     Includes for 1999,  1998 and 1997,  the dollar value of the initial  vested portion of cash and  restricted  stock unit awards under the TRG  Incentive
     Plan as  follows:  Mr.  Dreier 1999 -  $461,204,  1998 -  $281,133,  1997 -
     $122,253;  Mr. Garrity 1999 - $86,091,  1998 - $64,675, 1997 - $28,737; Mr.
     Scardina 1999 - $93,266, 1998 - $70,288, 1997 - $31,358; Mr. Schreiner 1999
     - $78,917, 1998 - $25,759; Mr. Scott 1999 - $86,091, 1998 - $64,675, 1997 -
     $26,132; and Mr. Mangan 1999 - $418,200, 1998 - $104,418, 1997 - $46,590.

(d)  Includes the gross-up adjustment for taxes on relocation  reimbursements as follows:  Mr. Dreier 1999 - $86,421,  Mr. Schreiner 1999 - $17,462;  1998 -
     $15,158;  and Mr. Scott 1997 - $16,960.  Also includes  Medicaid  taxes and gross-up  adjustments paid to Mr. Dreier for vested  restricted stock units as follows:  1999 - $8,751; 1998 - $10,147; 1997 - $7,291; and the personal health and services allowance and medical and fitness reimbursement paid to
     Mr. Dreier in 1999 of $60,303.

(e)  Amounts for 1998 and 1997 include  restricted stock units awarded under the
     TRG Incentive  Plan.  The value of the  restricted  stock units for 1998 is based on the $28.875 closing price of the Corporation's Common Stock on the determination  date of December 31, 1998. The value of the restricted stock units for 1997 is based on the $23.50  closing  price of the  Corporation's
     Common Stock on the determination date of December 31, 1997. The restricted stock units or the cash value of the  restricted  stock units awarded under the TRG Incentive Plan vest one-third per year over three years. Holders of restricted  stock  units are  entitled  to  quarterly  dividend  equivalent payments if the Corporation pays dividends on its Common Stock.

     Mr. Dreier was awarded 45,000  restricted stock units by the Corporation in
     1999.  The value of the restricted  stock units,  which is included as 1999 compensation,  was based upon the $25.50 closing price of the Corporation's
     Common  Stock on the date of  grant.  The units  vest and  shares of Common
     Stock are  delivered to Mr. Dreier in three annual  installments  of 15,000 shares on February 15, 2001,  2002, and 2003. Mr. Dreier is entitled to all regular  quarterly  dividend  equivalent  payments on the restricted  stock units in the amount and to the extent dividends are paid by the Corporation on its Common Stock.

     Mr. Dreier was awarded 45,000  restricted stock units by the Corporation in
     1997.  The value of the restricted  stock units,  which is included as 1997 compensation, was based upon the $12.875 closing price of the Corporation's
     Common  Stock on the date of  grant.  The units  vest and  shares of Common
     Stock are delivered to Mr. Dreier in two annual  installments of 15,000 and
     30,000 shares on November 1, 1999, and November 1, 2000, respectively.  Mr.
     Dreier is entitled to all regular quarterly dividend equivalent payments on the  restricted  stock units in the amount and to the extent  dividends are paid by the Corporation on its Common Stock.

     At December 31, 1999,  the number and value of restricted  stock units held by Mr. Dreier was 75,000 units at a value of $1,729,500.

(f)  Includes  the  Corporation's   contributions  to  the  Retirement   Savings
     Opportunity Plan and the Executive and Director Deferred Compensation Plan:
     Mr. Dreier 1999 - $95,434, 1998 - $71,497, 1997 - $51,178; Mr. Garrity 1999
     - $39,552,  1998 - $28,949,  1997 - $17,831;  Mr.  Scardina 1999 - $54,223,
     1998 -  $22,638,  1997 - $21,977;  Mr.  Schreiner  1999 -  $23,723,  1998 -
     $7,846; Mr. Scott 1999 - $39,380,  1998 - $26,238,  1997 - $20,240; and Mr.
     Mangan  1999 - $38,681,  1998 - $34,325,  1997 - $26,092;  earnings  on the
     Executive  and  Director  Deferred  Compensation  Plan:  Mr.  Dreier 1997 -
     $23,056 and Mr. Mangan 1997 - $4,614; the value of term life insurance paid under the Corporation's split dollar life insurance plan: Mr. Dreier 1999 -
     $11,986,  1998 - $4,009,  1997 - $1,905; Mr. Garrity 1999 - $2,747,  1998 -
     $834,  1997 - $563; Mr.  Scardina 1999 - $3,057,  1998 - $885, 1997 - $532;
     Mr.  Schreiner 1999 - $678,  1998 - $102;  Mr. Scott 1999 - $1,740,  1998 -
     $689, 1997 - $283; and Mr. Mangan 1999 - $1,667,  1998 - $738, 1997 - $354;
     deferred cash and earnings under the TRG Incentive  Plan: Mr. Dreier 1999 -
     $929,970,  1998 - $286,392,  1997 - $123,503;  Mr. Garrity 1999 - $173,924,
     1998 - $65,905,  1997 -  $29,007;  Mr.  Scardina  1999 -  $188,425,  1998 -
     $71,642, 1997 - $31,588; Mr. Schreiner 1999 - $158,406, 1998 - $25,765; Mr.
     Scott 1999 - $173,893,  1998 - $65,792, 1997 - $26,332; and Mr. Mangan 1999
     -  $2,772,  1998  -  $106,427,  1997  -  $47,059;  and  reimbursements  for relocation  expenses:  Mr.  Dreier 1999 - $104,115;  Mr.  Schreiner  1999 -
     $45,097, 1998 - $28,702; and Mr. Scott 1997 - $47,040.

                             EMPLOYMENT AGREEMENTS

     On April 21, 1999,  the  Corporation  entered into an employment  agreement with Mr. Dreier for a period  extending  until  December 31, 2003. The agreement provides for one-year  extensions  subject to a right of termination upon notice at least 180 days prior to the end of the agreement's term. Under the agreement,
Mr.  Dreier will  receive a base salary of $750,000 per year and is eligible for an annual cash bonus equal to 1.0 percent of the  adjusted  consolidated  pretax income of the Corporation that is equal to or less than the prior year's amount, plus 1.5 percent of the amount of  adjusted  consolidated  pretax  income of the
Corporation  that exceeds the prior year's  amount.  Mr.  Dreier also received a stock option grant for 200,000  shares of the  Corporation's  Common Stock at an exercise  price of $25.50 per share.  Mr. Dreier was granted  45,000  restricted stock  units  that vest and are paid in the  amount  of 15,000  shares of Common
Stock on each of February 15, 2001,  February 15, 2002 and February 15, 2003. If
Mr.  Dreier's  employment is  terminated  without  "cause," Mr. Dreier  receives salary  and  benefits  for the  remaining  term of the  agreement  or 24 months, whichever is greater, a bonus payment for the year of termination, and a payment of all vested benefits and awards. In the event of a termination of Mr. Dreier's employment within three years of a  "change-in-control"  of the Corporation,  he receives a cash  payment  equal to three  times his  highest  annual  salary and bonus,  accelerated  vesting under benefit and equity plans of the  Corporation, two years of continued receipt of his current benefits as well as relocation and outplacement assistance.

     The  Corporation  has senior  executive  severance  agreements  pursuant to
which,    upon   termination   of   employment   within   three   years   of   a
"change-in-control"  of the Corporation,  certain executive officers,  including
Messrs. Garrity, Scardina,  Schreiner and Scott, receive a cash payment equal to two times the highest annual  compensation  paid during the three years prior to
termination,   accelerated  vesting  under  benefit  and  equity  plans  of  the
Corporation, and relocation and outplacement assistance.

                          STOCK OPTION GRANTS IN 1999

                                 Percent                               Potential Realizable Value
                 Number of       of Total                              at Assumed Annual Rates of
                 Securities      Options                              Stock Price Appreciation for
                 Underlying     Granted to   Exercise                     10-Year Option Term
                  Options       Employees     Price      Expiration     -------------------------
   Name          Granted (a)     in 1999    ($/Share)       Date            5%            10%
----------       ----------      -------    --------      --------      ----------    -----------
Mr. Dreier        200,000          29.0     $  25.50      04/21/09      $3,207,363    $ 8,128,087
Mr. Garrity        20,000           2.9     $  23.88      02/05/09      $  300,297    $   761,012
Mr. Scardina       20,000           2.9     $  23.88      02/05/09      $  300,297    $   761,012
Mr. Schreiner      15,000           2.2     $  23.88      02/05/09      $  225,223    $   570,759
Mr. Scott          20,000           2.9     $  23.88      02/05/09      $  300,297    $   761,012
Mr. Mangan         20,000           2.9     $  23.88      02/05/09      $  300,297    $   761,012
----------

(a)  These stock options are  exercisable at a rate of 33, 33 and 34 percent per year beginning on the first anniversary of the date of grant.

                   AGGREGATED STOCK OPTION EXERCISES IN 1999
                        AND YEAR-END STOCK OPTION VALUES

                                             Number of Securities
                                            Underlying Unexercised        Value of Unexercised In-the-
                                              Options at Year End          Money Options at Year End
             Shares Acquired     Value     -------------------------     -------------------------------
  Name        on Exercise      Realized    Exercisable Unexercisable     Exercisable       Unexercisable
  ----        -----------      --------    ----------- -------------     -----------       -------------
Mr. Dreier             0         $  0        336,400      263,600        $ 2,433,075        $   645,675
Mr. Garrity            0         $  0         41,450       48,550        $   257,169        $    48,769
Mr. Scardina           0         $  0         52,650       48,550        $   312,719        $    48,769
Mr. Schreiner          0         $  0          9,900       35,100        $    16,397        $    33,291
Mr. Scott              0         $  0         52,050       48,550        $   276,206        $    48,769
Mr. Mangan             0         $  0         89,750       50,250        $   690,288        $    65,025

                                       10

       COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN ON COMMON STOCK
                   (Stock Price Appreciation Plus Dividends)

     This chart graphs the  Corporation's  performance in the form of cumulative total return to stockholders during the previous five years in comparison to the
Standard and Poor's 500 Index and the Dow/Home  Construction Index. The Dow/Home
Construction Index includes the following companies:  Pulte Corporation;  Centex
Corporation;  Clayton Homes, Inc.; Kaufman and Broad Home Corporation;  Champion
Enterprises,  Inc.; Lennar  Corporation;  Walter Industries,  Inc.; D.R. Horton,
Inc.; and Toll Brothers, Inc.

                        [Performance Graph Appears Here]

In the printed  version of the document,  a line graph appears which depicts the following plot points:

                                  12/94  12/95   12/96  12/97   12/98   12/99
The Ryland Group, Inc.             100     97      98    175     216     174
Standard and Poor's 500 Index      100    138     169    226     290     351
Dow/Home Construction Index        100    149     143    221     235     149

(a)  Assumes  that the  value of the  Common  Stock of the  Corporation  and the
     Indices  were  $100 on  January  1,  1995,  and  that  all  dividends  were reinvested.

                                       11

                   PROPOSAL TO APPROVE THE RYLAND GROUP, INC.
                     2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN

     The Board of Directors  proposes that the  stockholders  of the Corporation approve the  Corporation's  adoption of The Ryland Group, Inc. 2000 Non-Employee
Director Equity Plan. If approved, shares of the Corporation's Common Stock will be made  available  for  purchase  under  the Plan by  eligible  Directors.  The following is a fair and complete  summary of the Plan as proposed for  approval.
This  summary is  qualified in its entirety by reference to the full text of the
Plan which appears as Exhibit A to this Proxy Statement.

Summary of Plan Terms

     Purpose and Types of Awards: The Plan's purpose is to advance the interests of the Corporation and its  stockholders by encouraging  increased  Common Stock ownership of the  Corporation by its Directors.  The Plan provides for automatic grants of nonstatutory stock options to Directors on December 31st of each year.
The  Plan  will  replace  the  1992  Non-Employee   Director  Equity  Plan  (the
"Predecessor  Plan"). If the stockholders approve the Plan, the Corporation will not grant any more options under the Predecessor Plan.

     Shares  Available  Under the Plan:  The Plan  authorizes  the  issuance  of
275,000  shares of Common Stock,  plus the remaining  28,300 shares that will be carried over from the Predecessor Plan. Appropriate  adjustments will be made to this limit to reflect any stock dividend,  extraordinary cash dividend, creation of a class  of  equity  securities,  recapitalization,  reorganization,  merger, consolidation,  split-up,  spin-off,  business  combination,  warrants or rights offering  to  purchase  Common  Stock at a price below  market  price,  or other similar change affecting the  Corporation's  Common Stock. Such adjustments will be  made  in the  maximum  number  and  kind  of  shares  subject  to the  Plan, outstanding  stock options and subsequent  grants of stock  options,  and in the exercise price of outstanding  stock options.  The shares available for purchase under the Plan will come from authorized but unissued shares of Common Stock.

     Administration: The Plan will be administered by the Compensation Committee of the Board of  Directors.  The  Compensation  Committee  has the  authority to construe the Plan, determine all questions arising under the Plan, and adopt and amend rules and regulations for the administration of the Plan. The Compensation
Committee,  however,  has no  discretion  with  respect  to the  eligibility  or selection  of  Directors to receive  stock  options,  or the timing and exercise
price  of  the  options.   Decisions  of  the  Compensation   Committee  on  the
administration of the Plan are final and conclusive.

     Eligibility to  Participate:  All members of the Board of Directors who are not employees of the Corporation  will  participate in the Plan. As of March 15,
2000, seven Directors are eligible to participate in the Plan.

     Stock Option Grants: If the stockholders approve the Plan, then on December
31, 2000, and on each December 31st thereafter during the term of the Plan, each non-employee  Director  first  elected  to the Board of  Directors  during  that calendar year will receive an option to purchase  10,000 shares of Common Stock, and each other  non-employee  Director will receive an option to purchase  5,000 shares of Common Stock. The stock options will fully vest and become exercisable six months after their grant date. Once vested, stock options are exercisable at any time prior to the tenth  anniversary of their grant date unless the Director terminates service on the Board of Directors for any reason. Upon termination of service from the Board of  Directors,  all stock  options  become fully  vested, immediately  exercisable  and expire  three years after the date of  termination regardless of their stated expiration dates.

     Exercise  Price:  The exercise price of all stock options granted under the
Plan will be equal to the market price of the Common Stock on the grant date. On
March 1, 2000, the last reported sale price per share of Common Stock, as quoted on the New York Stock  Exchange,  was $17.375.  The option exercise price may be paid in the following ways: (1) in cash or check;  (2) in shares of Common Stock of the Corporation  (including shares issued upon exercise of the stock option);
(3) by a  broker-assisted  cashless  exercise;  or (4) by any combination of the foregoing methods.

                                       12

     Amendment and Termination: The Compensation Committee may amend, suspend or terminate  the Plan or any portion of it at any time without  further  action of the stockholders except to the extent required by applicable law or the New York
Stock Exchange. If not sooner terminated by the Compensation Committee, the Plan will terminate on January 1, 2010.

Plan Benefits

     The following table provides information  regarding stock options that will be granted  under the Plan on December  31,  2000,  assuming  all  nominees  for
Director  are  approved  by the  stockholders  and are  serving  on the Board of
Directors on that date.

                            NEW PLAN BENEFITS TABLE

Plan Name:  2000 Non-Employee Director Equity Plan

                                                                             Number of Shares
                                                                                 of Common
                                                                             Stock Underlying
                                                                                Outstanding
Name and Position                                               Value ($)         Options
-----------------                                               ---------         -------

Named Executive Officers (not eligible under Plan)                 n/a              n/a

Executive Group (not eligible under Plan)                          n/a              n/a

Non-Executive Director Group                                       n/a (1)       35,000 (2)

Non-Executive Officer Employee Group (not eligible under Plan)     n/a              n/a
----------------

(1)  Not applicable since value of benefits or amounts is indeterminate.

(2)  Assumes a grant of options to acquire  5,000 shares of Common Stock to each of the seven eligible Non-Executive Directors.

Tax Aspects of Plan

     The stock options granted under the Plan will be nonstatutory stock options not intended to qualify under  Internal  Revenue Code section 422.  There are no tax  consequences  to the Corporation or the Director when the stock options are granted.  A Director who  exercises a  nonstatutory  stock option with cash will realize  compensation  taxable  as  ordinary  income in an  amount  equal to the difference  between the  exercise  price paid and the fair  market  value of the
Common Stock purchased on the exercise date. The Corporation will be entitled to a  deduction  from  income in the same  amount in the  fiscal  year in which the exercise  occurs.  The Director's basis in the purchased shares will be the fair market  value of the  Common  Stock on the date  income  is  realized.  When the
Director  disposes of the shares, he or she will recognize capital gain or loss, either long-term or short-term, depending on how long the shares are held before disposal.

     THE BOARD OF DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS  VOTE FOR APPROVAL
OF THE 2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN. APPROVAL OF THE PLAN REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WITH A QUORUM PRESENT.

                                       13

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based  upon  the  Corporation's  review  of Forms 3, 4 and 5 as well as any amendments  submitted to the  Corporation  during 1999 for any person subject to
Section 16 of the Securities Exchange Act of 1934 (The Exchange Act), there were no persons who failed to file on a timely basis during 1999 reports  required by
Section 16(a) of The Exchange Act.

                            STOCKHOLDERS' PROPOSALS

     Proposals  of  stockholders  intended  to be  presented  at the next Annual
Meeting of Stockholders  of the Corporation  must be received by the Corporation on or before November 15, 2000, and must comply with the applicable rules of the
Securities and Exchange  Commission in order to be included in the Corporation's
Proxy  Statement and proxy relating to the 2001 Annual Meeting of  Stockholders.
In addition, under the Corporation's bylaws, in order for a shareholder proposal or  director  nomination  to come  before  the Annual  Meeting of  Stockholders,
proposals  and   nominations,   made  in  accordance  with  the  bylaws  of  the
Corporation,  require  appropriate  notice to the Corporation of the proposal or nomination  not less than 75 days prior to the date of the Annual  Stockholders'
Meeting.  If less than 100 days' notice of the date of the Annual  Stockholders'
Meeting is given by the  Corporation,  then the  Corporation  must  receive  the notice of nomination or the proposal not later than the close of business on the
10th day  following  the date the  Corporation  first  mailed the notice or made public disclosure of the meeting. In this regard,  notice is given that the 2001
Annual Meeting of  Stockholders is expected to be held on the third Wednesday of
April in 2001,  or on or before the 30th day  thereafter,  as  determined by the
Board of Directors in accordance with the Corporation's bylaws.

                                 OTHER MATTERS

     If any other  business  should come before the meeting,  the proxy  holders will vote according to their discretion.

                                       14

                                                                       EXHIBIT A

                             THE RYLAND GROUP, INC.
                     2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN

Section 1.  PURPOSE

     The purpose of The Ryland Group,  Inc., 2000  Non-Employee  Director Equity
Plan (the  "Plan")  is to  advance  the  interests  of the  Corporation  and its stockholders by encouraging  increased  Common Stock ownership by members of the
Board of Directors.

Section 2.  DEFINITIONS

     "Board" means the Board of Directors of the Corporation.

     "Committee"  means the  Compensation  Committee  of the Board or such other committee of the Board that is designated by the  Compensation  Committee or the
Board from time to time to administer the Plan.

     "Common Stock" means the Common Stock, $1.00 par value, of the Corporation.

     "Corporation" means The Ryland Group, Inc.

     "Employee"  means any  officer or  employee  of the  Corporation  or of its subsidiaries.

     "Market  Price" means the last  reported  sale price of the Common Stock on the New York Stock  Exchange;  or, if the Common  Stock is not listed on the New
York Stock  Exchange,  the  closing  price on such other  exchange  on which the
Common Stock is traded;  or, if quoted on the Nasdaq  National  Market System or other  over-the-counter  market,  the last  reported  sales  price on the Nasdaq
National Market System or other over-the-counter market; or, if the Common Stock is not publicly traded, such price as shall be determined by the Committee to be the fair market value.

     "Non-Employee Director" or "Participant" means a member of the Board who is not at the time also an Employee.

     "Stock  Options"  mean  stock  options  granted  under  the Plan  which are nonstatutory  stock  options not  intended to qualify  under  Section 422 of the
Internal Revenue Code of 1986, as amended.

Section 3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) Subject to  adjustment  as provided in Section 3(b) below,  the maximum aggregate  number of shares of Common  Stock  that may be issued  under the Plan shall be equal to the sum of: (i) 275,000 shares, plus (ii) any shares of Common
Stock  available for future awards under the 1992  Non-Employee  Director Equity
Plan as of the date on which the Plan is  approved  by the  stockholders  of the
Corporation.  The Common Stock  issued under the Plan will come from  authorized but unissued  shares of Common  Stock,  and the  Corporation  will set aside and reserve for issuance under the Plan said number of shares.

     (b) In the  event  of any  stock  dividend,  extraordinary  cash  dividend, creation  of a class of  equity  securities,  recapitalization,  reorganization, merger,  consolidation,  split-up,  spin-off,  combination,  exchange of shares, warrants or rights  offering to purchase  Common  Stock at a price below  Market
Price or similar change affecting the Common Stock, appropriate adjustment shall be  made  in the  maximum  number  and  kind  of  shares  subject  to the  Plan, outstanding  Stock  Options and  subsequent  grants of Stock  Options and in the exercise price of outstanding Stock Options.

Section 4.  ADMINISTRATION OF THE PLAN

     Stock Option  grants under the Plan are automatic as provided in Section 6.
The Plan is administered  by the Committee.  The Committee shall have the powers vested in it by the terms of the  Plan.  The  Committee  shall,  subject  to the provisions  of the Plan,  have the power to construe the Plan,  to determine all questions  arising  thereunder and to adopt and amend rules and  regulations for the  administration of the Plan.  Notwithstanding  the foregoing,  the Committee shall  have no  discretion  with  respect to the  eligibility  or  selection  of
Participants,  and the timing or exercise price of Stock Options.  Any decisions of  the  Committee  on the  administration  of  the  Plan  shall  be  final  and conclusive.

                                       15

Section 5.  PARTICIPATION IN THE PLAN

     All Non-Employee Directors shall participate in the Plan.

Section 6.  DETERMINATION OF STOCK OPTIONS

     Each Stock  Option  granted  under the Plan shall be evidenced by a written instrument in such form as the Committee may approve and shall be subject to the following terms and conditions:

     (a) On December 31, 2000,  and on each  December 31  thereafter  during the term of the Plan, each  Non-Employee  Director first elected to the Board during the calendar  year that  includes  such date shall receive an option to purchase
10,000 shares of Common Stock and each other Non-Employee  Director on such date shall receive an option to purchase 5,000 shares of Common Stock.

     (b) The purchase  price for the Common Stock subject to Stock Options shall be the Market Price of the Common Stock on the date of grant.

     (c) Stock Options shall fully vest and become  exercisable  six months from the date of grant.  Vested Stock Options shall be  exercisable at any time prior to the expiration of 10 years from the date of grant, subject to Section 6(d) of the Plan.

     (d) In the event service on the Board by a Participant  terminates  for any reason,  all of the  Participant's  Stock  Options  shall  fully vest and become
immediately   exercisable  and  will  expire  three  years  after  the  date  of termination  regardless  of their  stated  expiration  dates.  The  rights  of a
Participant in a Stock Option may be exercised by the Participant's  guardian or legal  representative in the case of disability and by the Participant's  estate or a beneficiary designated by the Participant in the case of death.

     (e) The purchase  price for the Common Stock  subject to a Stock Option may be  paid  (i) in  cash or by  check,  (ii) in  shares  of  Common  Stock  of the
Corporation  including shares issued upon exercise of the Stock Option, (iii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal  Reserve System through a brokerage firm approved by the Committee, or (iv) by any combination of the foregoing methods. The value of shares of Common Stock delivered in payment of the purchase price shall be their
Market Price as of the date of exercise.

     (f) Each  Participant  shall pay to the Corporation,  or make  arrangements satisfactory  to the Committee  for the payment of, any federal,  state or local taxes of any kind  required by law to be withheld with respect to the receipt of shares of Common  Stock  pursuant to the  exercise of a Stock  Option.  Such tax obligations  may be paid in whole or in part,  but in no event in  excess of the amount  necessary to satisfy the statutory  minimum  withholding  amount due, in shares of Common  Stock,  including  shares  issued  upon  exercise of the Stock
Option, valued at Market Price on the date of delivery.

Section 7.  STOCKHOLDER RIGHTS

     Non-Employee  Directors  shall not be deemed for any  purpose to be or have rights as stockholders  of the Corporation  with respect to any shares of Common
Stock  except as and when such  shares are issued and then only from the date of
the   certificate   thereof.   No  adjustment   shall  be  made  for  dividends,
distributions  or other  rights for which the record date  precedes  the date of such stock certificate.

Section 8.  CONTINUATION OF DIRECTOR OR OTHER STATUS

     Nothing in the Plan or in any instrument  executed  pursuant to the Plan or any  action  taken  pursuant  to the Plan  shall be  construed  as  creating  or constituting  evidence of any  agreement or  understanding,  express or implied, that the Corporation will retain a Non-Employee Director as a Director or in any other capacity for any period of time or at a particular  retainer or other rate of compensation,  as conferring upon any Participant any legal or other right to continue as a Director or in any other  capacity,  or as  limiting,  interfering with or otherwise affecting the provisions of the Corporation's charter,  bylaws or the Maryland General Corporation Law relating to the removal of Directors.

                                       16

Section 9.  COMPLIANCE WITH GOVERNMENT REGULATIONS

     Neither the Plan nor the Corporation shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements  imposed by any federal and state securities and other laws, rules, and  regulations,  by any regulatory  agencies,  or by any stock  exchanges upon which the  Common  Stock  may be listed  have been  fully  met.  As a  condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing  such  shares  pursuant  to the Plan,  the  Committee  may  require a
Participant to take any such action and to make any such  covenants,  agreements and  representations  as the  Committee,  in its discretion  deems  necessary or advisable to ensure compliance with such requirements.  The Corporation shall in no event be  obligated to register the shares of Common Stock issued or issuable under the Plan  pursuant  to the  Securities  Act of 1933,  as now or  hereafter amended,  or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time  thereafter,  or to take any other  action in order to cause the  issuance  and  delivery  of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to
comply  with  any  such  law,   regulation  or  requirement.   Participants  are
responsible for complying with all applicable  federal and state  securities and other laws,  rules and regulations in connection  with any offer,  sale or other transfer of the shares of Common  Stock  issued  under the Plan or any  interest
therein  including,   without  limitation,   compliance  with  the  registration
requirements  of the  Securities  Act of 1933 (unless an exemption  therefrom is available),  or with the  provisions  of Rule  144  promulgated  thereunder,  if available, or any successor provisions.

Section 10.  TRANSFERABILITY OF RIGHTS

     Except as otherwise determined by the Committee,  no Participant shall have the right to assign any Stock  Option or any other right or  interest  under the
Plan, contingent or otherwise, or to cause or permit any encumbrance,  pledge or charge of any nature to be imposed on any such Stock Option or any such right or interest,  other than by will or the laws of descent  and  distribution.  Unless otherwise  determined  by the  Committee  in accord with the  provisions  of the immediately  preceding  sentence,  Stock Options shall be exercisable during the
Participant's  lifetime only by the Participant or the Participant's guardian or legal representative.

Section 11.  EFFECTIVE DATE OF PLAN

     The Plan is  effective  as of the date on which the Plan is approved by the stockholders  of the  Corporation.  Prior to such  approval,  Awards may be made under the Plan  expressly  subject to such approval but any such Awards shall be void and ineffective if the Plan is not approved by the stockholders.

Section 12.  APPLICABILITY TO OTHER PLANS

     After and subject to  stockholder  approval of this Plan, no further awards shall be granted under the Corporation's 1992 Non-Employee Director Equity Plan.
Outstanding awards under the 1992 Non-Employee Director Equity Plan shall remain in effect  pursuant  to the terms of the  agreements  governing  such awards and shall continue to be governed by the 1992  Non-Employee  Director Equity Plan to the extent applicable.

Section 13.  AMENDMENT AND TERMINATION OF THE PLAN

     The  Committee  may amend,  suspend or  terminate  the Plan or any  portion thereof at any time as it determines appropriate,  without further action by the
Corporation's stockholders except to the extent required by applicable law or by any stock  exchanges  upon which the Common  Stock may be listed.  If not sooner terminated  by the  Committee,  the Plan  shall  terminate  on  January 1, 2010.
Termination of the Plan will not affect the rights and obligations arising under
Stock Options theretofore granted and then in effect.

Section 14.  GOVERNING LAW

     The validity,  construction and effect of the Plan, of written  instruments entered into pursuant to the Plan, and of any rules, regulations, determinations or  decisions  made by the  Committee  relating  to the  Plan  or  such  written instruments,  and the rights of any and all  persons  having or claiming to have
any  interest  therein  or  thereunder,   shall  be  determined  exclusively  in
accordance with  applicable  federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

                                       17

                      RETIREMENT SAVINGS OPPORTUNITY PLAN
                          PARTICIPANT INSTRUCTION CARD

                            THE RYLAND GROUP, INC.
        Participant Proxy Solicited on Behalf of the Board of Directors
                Annual Meeting of Stockholders - April 26, 2000

     The undersigned  participant in The Ryland Group, Inc.  Retirement  Savings
Opportunity  Plan  acknowledges  receipt  of the Proxy  Statement  and Notice of
Annual Meeting of  Stockholders,  dated March 15, 2000,  and instructs  Vanguard
Fidelity Trust Company, the Trustee, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of  Stockholders of the Corporation to be
held at The  Ritz-Carlton,  4375 Admiralty Way, Marina del Rey,  California,  on
Wednesday,  April 26, 2000 at 9:00 a.m.,  Pacific Time, and at any  adjournments thereof.

                    (Continued and signed on reverse side)

This  proxy,  when  properly  executed,  will be  voted in  accordance  with the instructions herein. In the absence of specific instructions, this proxy will be voted FOR the nominees listed below,  FOR the approval of the 2000  Non-Employee
Director Equity Plan and, in the discretion of the proxies,  upon other business properly brought before the meeting.

Please mark your votes as indicted in this example         /X/

1.    ELECTION OF DIRECTORS    FOR all             WITHHOLD AUTHORITY
                               nominees             for all nominees
                               /    /                    /    /

Nominees:   Mr. Dreier, Ms. Frecon, Mr. Jews, Mr. Kagler
            Mr. Mellor, Ms. St. Martin, Mr. Varello, Mr. Wilson

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - - - - - - - - - - - - - - - - - - - - - - -

2.   Approval of 2000 Non-Employee Director Equity Plan  For   Against   Abstain
                                                         [  ]    [  ]      [ ]

3.   In the  discretion of the proxies,  upon other  business  properly  brought before the meeting.

Please sign,  date and return this proxy  promptly in the enclosed  postage paid envelope.

Signature  ___________________    Signature  ___________________   Date_________

NOTE: Please sign your name exactly as it appears hereon. If stock is registered in more than one name,  each joint owner must sign.  When  signing as  attorney, executor,  administrator,  guardian or corporate officer,  please give your full title as such.

                            THE RYLAND GROUP, INC.
              Proxy Solicited on Behalf of the Board of Directors
                Annual Meeting of Stockholders - April 26, 2000

     The undersigned  stockholder of The Ryland Group, Inc. (the  "Corporation")
acknowledges  receipt of the Proxy  Statement  and  Notice of Annual  Meeting of
Stockholders, dated March 15, 2000, and constitutes and appoints R. CHAD DREIER,
Chairman,  President and Chief Executive Officer of the Corporation, and TIMOTHY
J. GECKLE,  Secretary of the  Corporation,  and each of them, as true and lawful proxies  with  full  power  of  substitution,  to  vote  all  shares  which  the undersigned  is entitled to vote at the Annual  Meeting of  Stockholders  of the
Corporation to be held at The Ritz- Carlton, 4375 Admiralty Way, Marina del Rey,
California, on Wednesday, April 26, 2000, at 9:00 a.m., Pacific Time, and at any
adjournments thereof.

                    (Continued and signed on reverse side)

This  proxy,  when  properly  executed,  will be  voted in  accordance  with the instructions herein. In the absence of specific instructions, this proxy will be voted FOR the nominees listed below,  FOR the approval of the 2000  Non-Employee
Director Equity Plan and, in the discretion of the proxies,  upon other business properly brought before the meeting.

Please mark your votes as indicted in this example         /X/

1.    ELECTION OF DIRECTORS    FOR all             WITHHOLD AUTHORITY
                               nominees             for all nominees
                               /    /                    /    /

Nominees:   Mr. Dreier, Ms. Frecon, Mr. Jews, Mr. Kagler
            Mr. Mellor, Ms. St. Martin, Mr. Varello, Mr. Wilson

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - - - - - - - - - - - - - - - - - - - - - - -

2.   Approval of 2000 Non-Employee Director Equity Plan  For   Against   Abstain
                                                         [  ]    [  ]      [ ]

3.   In the  discretion of the proxies,  upon other  business  properly  brought before the meeting.

Please sign,  date and return this proxy  promptly in the enclosed  postage paid envelope.

Signature  ___________________    Signature  ___________________   Date_________

NOTE: Please sign your name exactly as it appears hereon. If stock is registered in more than one name,  each joint owner must sign.  When  signing as  attorney, executor,  administrator,  guardian or corporate officer,  please give your full title as such.